UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                February 24, 1997

                         METROMEDIA FIBER NETWORK, INC.
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                      0-23269                   11-3168327
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)


                    110 East 42nd Street, New York, New York
                                      10017
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                  Registrant's Telephone Number: (212) 687-9177

                         METROMEDIA FIBER NETWORK, INC.


Item 5.           Other Events

                  This report relates to an agreement to which the Registrant is a party which agreement was disclosed in the Press Release, dated February 24, 1997, filed as an exhibit hereto and incorporated by reference herein.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

                  Exhibits

                           99.      Press Release, dated February 24, 1997

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: March 9, 1998


                                     METROMEDIA FIBER NETWORK, INC.
                                     (Registrant)


                                     By: /s/ Arnold L. Wadler
                                     ------------------------
                                     Arnold L. Wadler
                                     Secretary

                                  EXHIBIT INDEX

Exhibit No.                Description of Exhibits

99                         Press Release, dated February 24, 1997, by Metromedia
                           Fiber Network, Inc.